[insert date]





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of 2001 Annual Meeting of Participants and a Proxy Statement describing the election of Trustees, proposed amendments to the Declaration of Trust and other indicated matters that are expected to come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, internet or facsimile, as described herein, as soon as possible.

                                   Sincerely,





                                   Stephen Coyle
                                   Chief Executive Officer





                   PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT





Enclosures

                   AFL-CIO HOUSING INVESTMENT TRUST


                                PROXY


                 2001 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and Helen R. Kanovsky and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held May 22, 2001 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) For the election of a Chairman to serve until the 2002 Annual Meeting of Participants and until his successor is elected and qualifies:

                               Richard Ravitch

             FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]


     (II) For the reelection of four Class III Union Trustees and three Class III Management Trustees to serve until the 2004 Annual Meeting of Participants and until their successors are elected and qualify, and for the election of one Class II Union Trustee to serve until the 2003 Annual Meeting of Participants and until his successor is elected and qualifies:

                  John Sweeney (Class III Union Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                   Frank Hurt (Class III Union Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                 Michael E. Monroe (Class III Union Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


              Terence M. O'Sullivan (Class III Union Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                Tony Stanley (Class III Management Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


             Terrence R. Duvernay (Class III Management Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

              Patricia F. Wiegert (Class III Management Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


                Jeremiah J. O'Connor (Class II Union Trustee)

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (III) To approve an amendment to the Trust's Declaration of Trust to provide more explicit authorization for the Trust to engage in activities that are designed to generate potential investments in which the Trust is authorized to invest, including but not limited to activities that also generate fees for the Trust or benefit unions and/or union members:

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (IV) To approve an amendment to the Trust's Declaration of Trust to modify the investment policy to allow the Trust to invest up to ten percent (10%) of its assets in United States Treasury issues and obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or which are backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and rated in one of the two highest rating categories, provided that such instruments have a scheduled maturity of 10 years or less:

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (V) For ratification of the Board of Trustees' selection of Arthur Andersen LLP as independent public accountants for the Trust's 2001 fiscal year:

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

and upon such other matters as may properly come before the meeting.

             FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.
                                    ---

     The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

     The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue thereof. The undersigned hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Participants dated [insert date] and the Proxy Statement dated [insert date].

Date:  [insert date]                  Participant ID:  [insert Participant id]

Participant:
[insert Participant name]


By:
   -----------------------
Name:
     ---------------------
      (please print)
Title:
      --------------------
      (please print)

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Number of Units:        [insert number of units]



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL: PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE

BY FACSIMILE: PLEASE SIGN, DATE AND FAX THIS PROXY TO (202) 331-8190

BY INTERNET:  PLEASE GO TO http://www,aflcio-hit.com/proxy AND ENTER THE USER
              NAME AND PASSWORD ENCLOSED.

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED BY MIDNIGHT ON MAY 22, 2001.


[insert Participant's user name]

[insert Participant's password]

                       AFL-CIO HOUSING INVESTMENT TRUST

                NOTICE OF 2001 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 2001 annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20036 on May 22, 2001 at 2:00 p.m. for the following purposes:

1. To elect a Chairman to hold office until the 2002 Annual Meeting of Participants and until his successor is elected and qualifies;

2. To reelect four (4) Class III Union Trustees and three (3) Class III Management Trustees to hold office until the 2004 Annual Meeting of Participants and until their respective successors are elected and qualify, and to elect one (1) Class II Union Trustee to hold office until the 2003 Annual Meeting of Participants and until his successor is elected and qualifies;

3. To approve an amendment to the Trust's Declaration of Trust to provide more explicit authorization for the Trust to engage in activities that are designed to generate potential investments in which the Trust is authorized to invest, including but not limited to activities that also generate fees for the Trust or benefit unions and/or union members;

4. To approve an amendment to the Trust's Declaration of Trust to modify the investment policy to allow the Trust to invest up to ten percent (10%) of its assets in United States Treasury issues and obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or which are backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and rated in one of the two highest rating categories, provided that such instruments have a scheduled maturity of 10 years or less;

5. To ratify the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on March 31, 2001 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                                By Order of the Board of Trustees


                                Stephen Coyle
                                Chief Executive Officer

Dated:     [insert date]

                     AFL-CIO HOUSING INVESTMENT TRUST


                            PROXY STATEMENT



                            [insert date]


                            GENERAL MATTERS

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on Thursday, May 22, 2001, beginning at 2:00 p.m. and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 2000 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 2000. The Trust will furnish, without charge, a copy of the annual report for 2000 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Executive Vice President - Marketing, Investor and Labor Relations, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

                             ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the election of a Chairman of the Board of Trustees, (ii) election of Trustees, (iii) approval of amendments to the Trust's Declaration of Trust to authorize the Trust to engage in activities that are designed to generate potential investments for the Trust and permit the Trust to invest in certain United States Treasury, Fannie Mae, Freddie Mac and Federal Home Loan Banks obligations, and (iv) ratification of the selection of the Trust's independent auditors. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     As of the close of business on March 31, 2001, the date set by the Board of Trustees as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), there were 2,315,855.5973 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date, will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

     A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 2,315,855.5973 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Meeting.

HOW DO I VOTE?

     By Mail:  If the proxy card that is enclosed with this Proxy Statement is
     -------
properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Facsimile:  If the proxy card that is enclosed with this Proxy
     ------------
Statement is properly executed and returned via facsimile to (202)331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

     By Internet:  If the proxy card is properly voted through the Internet,
     -----------
the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

           To vote by proxy through the Internet:

           1)  Use a web browser to go to http://www.aflcio-hit.com/proxy
           2) Enter the User Name* and Password* that are included with this mailing.

          *Please note that the User Name and Password are CASE-SENSITIVE.
           Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

     In Person:  By attending the Meeting and voting your Units.
     ---------

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEE'S RECOMMENDATIONS?

     Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

-     for election of the nominated Chairman (see page [__]);

-     for election of the nominated Trustees (see page [__]);

- for approval of an amendment to the Trust's Declaration of Trust to modify the investment policy to provide more explicit authorization for the Trust to engage in activities that are designed to generate potential eligible investments for the Trust (see page [__]);

- for approval of an amendment to the Trust's Declaration of Trust to modify the investment policy to allow the Trust to invest up to ten percent (10%) of its assets in certain United States Treasury, Fannie Mae, Freddie Mac and Federal Home Loan Banks obligations (see page [__]); and

- for ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2001 (see page [__]).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, III, IV and V, the vote required for approval will be a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote.

WHO ARE THE PRINCIPAL HOLDERS OF THE TRUST'S VOTING SECURITIES?

     The following table sets forth the beneficial ownership information as of March 31, 2001, with respect to each Labor Organization and Eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 115,792.7799 Units) of the Trust's 2,315,855.5973 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. The Units are the only class of securities or units of beneficial ownership issued by the Trust.
                                     3

Name and Address of Beneficial Owner   Number of Units  Percent of Total Units
-------------------------------------  ---------------- ----------------------
Central Pension Fund of the
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016                119,194.58 Units          5.15%

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was [insert date].

ELECTION OF TRUSTEES

     PROPOSAL I:     TO REELECT THE CHAIRMAN

     PROPOSAL II:    TO REELECT FOUR (4) CLASS III UNION TRUSTEES AND THREE
                     (3) CLASS III MANAGEMENT TRUSTEES AND TO ELECT ONE (1)
                     CLASS II UNION TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 20 Trustees, 11 of whom are Union Trustees (Chavez-Thompson, Flynn, Hanley, Hurt, Maddaloni, Monroe, O'Sullivan, Stern, Sullivan, Sweeney and Trumka), 8 of whom are Management Trustees (Cullerton, Duvernay, Fleischer, Kardy, Latimer, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Duvernay, Hurt, Monroe, O'Sullivan, Stanley, Sweeney, and Wiegert and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of these Class III Trustees standing for reelection are described below under "Nominees for Reelection."

     In addition to Class III Trustees standing for reelection, the Board of Trustees has recommended an additional nominee to serve on the Board of Trustees to fill a vacancy in Class II. Jeremiah J. O'Connor is standing for election as a Class II Union Trustee. Mr. O'Connor's principal occupation and business experience for the past five years are described below under "Nominee for Election."

     If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class III Trustees will serve for three-year terms ending in 2004 and until their respective successors are elected and qualify.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

NOMINEES FOR REELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                    Principal Occupation/Business Experience  Trustee
Name                         During Past 5 Years               Since     Age
----                ----------------------------------------- --------   ---

Richard Ravitch     Principal, Ravitch, Rice & Co. LLC;         1992     67
                    formerly, President and Chief Executive
                    Officer, Player Relations Committee of
                    Major League Baseball; formerly, Chairman,
                    Aquarius Management Corporation
                    (limited profit housing project management);
                    formerly, Chairman and Chief Executive
                    Officer, Bowery Savings Bank

John Sweeney        President, AFL-CIO; formerly International  1981     66
                    President, Service Employees International
                    Union

Frank Hurt          President, Bakery, Confectionery & Tobacco  1993     62
                    Workers and Grain Millers International
                    Union

Michael E. Monroe   General President, International Brother-   1998     50
                    hood of Painters and Allied Trades

Terence M.
O'Sullivan          General President, Laborers' International  2000     45
                    Union of North America; formerly, Vice
                    President, Mid-Atlantic Regional Manager and
                    Assistant to the General President, Laborers'
                    International Union of North America

Tony Stanley        Executive Vice President and Director,      1985     67
                    TransCon Builders, Inc. (building
                    construction)

Terrence R.
Duvernay            Duvernay & Brooks LLC (financial            1995     58
                    advisory housing development consulting);
                    formerly Public Finance Division, Legg
                    Mason; formerly Director, Public Finance
                    Group, CS First Boston Corp.; formerly
                    Deputy Secretary, U.S. Department of
                    Housing and Urban Development; formerly
                    Executive Director, Georgia Housing and
                    Finance Authority and Michigan State
                    Housing Development

Patricia F. Wiegert Retirement Administrator, Contra Costa      1995     54
                    County (California) Employees' Retirement
                    Association

NOMINEE FOR ELECTION

     The following nominee will stand for election at the 2001 Meeting of Participants. The nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                    Principal Occupation/Business Experience
Name                         During Past 5 Years                 Age
----                -----------------------------------------    ---

Jeremiah J.
O'Connor            Secretary-Treasurer, International           66
                    Brotherhood of Electrical Workers (IBEW);
                    formerly International Vice President,
                    6th District, IBEW

       THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION OF THE NOMINATED CHAIRMAN AND CLASS III TRUSTEES AND "FOR"
              THE ELECTION OF THE NOMINATED CLASS II TRUSTEE.


INCUMBENT TRUSTEES

     The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.

                    Principal Occupation/Business Experience  Trustee
Name                         During Past 5 Years               Since     Age
----                ----------------------------------------- --------   ---

Francis X. Hanley   General President (formerly General        1990       70
                    Secretary-Treasurer) International Union of Operating Engineers

Alfred J. Fleischer Chairman, Fleisher-Seeger Construction     1992       80
                    Corporation; formerly a Director of the
                    National Corporation for Housing Partner-ships of Washington, D.C.

Richard L. Trumka   Secretary-Treasurer, AFL-CIO; formerly,    1995       51
                    President, United Mine Workers of America

                    Principal Occupation/Business Experience  Trustee
Name                         During Past 5 Years               Since     Age
----                ----------------------------------------- --------   ---
Marlyn J. Spear     Chief Investment Officer, Milwaukee and    1995       47
                    Vicinity Building Trades United Pension
                    Trust Fund; formerly Investment Coordinator

Linda Chavez-
Thompson            Executive Vice President, AFL-CIO;         1996       56
                    formerly, International Vice President,
                    American Federation of State, County and
                    Municipal Employees

Walter Kardy        President, Specialty Contractor's          1996       73
                    Management Inc.

George Latimer      Chief Executive Officer, National          1996       65
                    Equity Fund (a tax credit investment
                    company); Professor of Urban Studies,
                    Macalester College; formerly, Director,
                    Special Actions Office, HUD

John E. Cullerton   Chairman, Central Pension Fund of the      1998       86
                    International Union of Operating
                    Engineers and Consultant to the Hotel
                    Employees and Restaurant Employees
                    International Union; formerly Fund Advisor to Trustees for the Hotel Employees and Restaurant Employees International Union
                    Health, Welfare and Pension Funds

Martin J. Maddaloni President, United Association of           1998       61
                    Journeyman and Apprentices of the
                    Plumbing and Pipefitting Industry of the United States and Canada "UA"; formerly
                    International Vice President UA District 2;
                    formerly International Representative, UA;
                    formerly Special Representative, UA

Andrew Stern        President, Service Employees Inter-        1998       50
                    national Union

John J. Flynn       President, International Union of          2000       66
                    Bricklayers and Allied Craftworkers;
                    formerly, President and Secretary-
                    Treasurer, BAC Local 1 Missouri

Edward C. Sullivan  President, Building and Construction       2000       57
                    Trades Department, AFL-CIO; formerly,
                    General President, International Union
                    of Elevator Constructors

None of the Trustees meets the definition of an "interested trustee" as set forth in the Investment Company Act of 1940.

EXECUTIVE OFFICERS

     The executive officers of the Trust are elected by the Board of Trustees and serve one-year terms. The executive officers of the Trust are as follows:

     Stephen Coyle, age 55, has served as Chief Executive Officer of the Trust since 1992. Mr. Coyle served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University, his Master's degree from the Harvard Kennedy School of Government, and a law degree from Stanford Law School.

     Michael M. Arnold, age 61, has served as Executive Vice President Marketing, Investor and Labor Relations of the Trust since January, 2001. Prior to that Mr. Arnold served as Executive Vice President - Marketing of the Trust from April, 1999 to December, 2000. Mr. Arnold joined the Trust in April 1985 as Director of Investor Relations after being employed by the AFLCIO Human Resources Development Institute (HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr._Arnold worked extensively with officers and staff of international, state and local labor organizations. In 196768, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 43year member and former local union officer of the International Union of Bricklayers and Allied Craftsworkers, and is also a licensed real estate broker.

     Helen R. Kanovsky, age 50, has served as Executive Vice President - Finance and Administration of the Trust since August 1999. Ms. Kanovsky previously served as the General Counsel of the Trust from 1995 until 1998, and re-joined the Trust in August, 1999 after being employed as Chief of Staff for U.S. Senator John F. Kerry in 1998-99. Prior to joining the Trust, Ms. Kanovsky served as Executive Vice President and General Counsel of GE Capital Asset Management Corporation and its predecessor company, Skyline Financial Services Corporation from 1986-1994. She was in private law practice as a partner with Leff & Mason from 1984-1986, and a partner and associate with Dickstein, Shapiro and Morin from 1981-84 and 1976-79. From 1979-81, Ms. Kanovsky served in the federal government as a Special Assistant to the Secretary of Health, Education and Welfare, as Associate Executive Secretary to the Department of Health & Human Services, and as a Special Assistant to the Secretary of Housing and Urban Development. Ms. Kanovsky earned her Bachelor's degree from Cornell University and her Juris Doctor degree from Harvard Law School.

     Patton H. Roark, Jr., age 34, has served as Executive Vice President Investments since January, 2001 and as Portfolio Manager of the Trust since December 1997. Mr. Roark joined the Trust in 1993 as Assistant Portfolio Manager. Prior to joining the Trust, Mr. Roark was a Senior Auditor, who specialized in mortgage finance and securitization for Price Waterhouse, an international accounting firm, from 1990 to 1993. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst, Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     Eileen Fitzgerald, age 38, joined the Trust in March 2000, as Director of Single Family Finance and has served as Chief Investment Officer - Single
Family Finance since January, 2001.   Prior to joining the Trust, from
December 1994 to March 2000, Ms. Fitzgerald served as Acting Administrator, Associate Administrator and Executive Assistant to the Administrator of the Rural Housing Service (RHS), the successor to the Farmers Home Administration, at the Department of Agriculture. At RHS, Ms. Fitzgerald directed and managed all programs and initiated several new partnerships, including the Rural Home Loan Partnership, a program that brings together local lenders, RHS and nonprofit organizations to provide home ownership opportunities, and which grew to 175 partnerships in 5 years. She also oversaw the development and implementation of the Centralized Servicing Center in St. Louis that centralized the servicing of an $18 billion, 600,000 plus single-family loan portfolio from 1200 decentralized offices. Prior to joining RHS, from October 1991 to July 1994, Ms. Fitzgerald worked with the Virginia Center on Rural Developments and from August 1989 to October 1991, she served both the Governor and the Secretary of Housing and Community Development in Maryland. Ms. Fitzgerald was also a Senior Financial Analyst for a New York real estate syndication firm from January 1985 to August 1987. Ms. Fitzgerald earned her Bachelors of Science degree in Finance and Economics from Fordham University and her Masters in Public Affairs from the Woodrow Wilson School of Public and International Affairs at Princeton University.

     John M. Hanley, age 34, has served as Chief Investment Officer Multifamily Finance of the Trust since January, 2001. Mr. Hanley joined the Trust in 1992 as an Investment Officer and has served as Director of Mortgage Finance from May 1994 to December 2000. Prior to joining the Trust, Mr. Hanley was a Real Estate Loan Officer with Union Labor Life Insurance Company from May 1988 to May 1992, where he invested pension funds in commercial real estate mortgages through an Insurance Company Separate Account. Mr. Hanley earned his Bachelor's degree in Finance from Villanova University and his Masters of Business Administration in Real Estate and Urban Development from American University.

     David Keto, age 45, has served as the General Counsel of the Trust since January, 2001. Mr. Keto joined the Trust in January 2000 as Director - New Program Development. Prior to joining the Trust, from February 1992 to February 1997, Mr. Keto served in several positions at the Executive Office of Economic Affairs for Massachusetts, including General Counsel and Undersecretary, where he led the development of the state's economic recovery strategy in the early 1990's. He also served as Vice President for Planning at the New England Aquarium from February 1997 to November 1999, with capital planning responsibilities for its $120 million expansion master plan. Mr. Keto also served as Special Counsel to the Boston Redevelopment Authority from 1989 to 1992. Prior to his work with the Boston Redevelopment Authority, Mr. Keto was in private practice as a real estate lawyer at the law firm of Goulston & Storrs in Boston.

     Erica Khatchadourian, age 33, has served as Controller of the Trust since January, 2001. Ms. Khatchadourian joined the Trust in 1993 as the Budget Manager and in 1996 she was named the Director of Operations. Ms. Khatchadourian was subsequently appointed Chief of Staff in 1997 until named the Acting Director of Finance in April 2000. She has extensive experience in general and personnel management, policy development, and accounting for financial transactions, and is currently responsible for managing the accounting, budget, information systems, human resource and administrative functions of the Trust. Prior to joining the Trust, Ms. Khatchadourian was a Senior Consultant with Price Waterhouse from 1989 to 1993, where she participated in audits and consulting engagements with the Federal Housing Administration, the Government National Mortgage Association, and the Department of Housing and Urban Development. Ms. Khatchadourian earned her Bachelor of Accountancy from The George Washington University, and she is a Certified Public Accountant through the Commonwealth of Pennsylvania.

INFORMATION REGARDING THE TRUST

     Because the Trust purchases its investments on a "net" basis, the Trust paid no commissions during the 2000 fiscal year on its transactions.

     There have been no transactions since the beginning of the Trust's last fiscal year and there are no currently proposed transactions to which the Trust was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had or will have a material interest: (a) any Trustee or executive officer of the Trust; (b) any member of the immediate family of the foregoing persons; or (c) any Participant known to the Trust to own of record or beneficially more than 5 percent of the Trust's outstanding Units of Participation. None of the foregoing persons or Participants has been indebted to the Trust since the beginning of its last fiscal year in an amount in excess of $60,000 (nor has any corporation or organization of which any of the foregoing persons is an executive officer, partner or 10 percent beneficial owner, or any trust or other estate in which any of the foregoing persons is a trustee or has a substantial beneficial interest).

ORGANIZATION OF THE BOARD OF TRUSTEES

     The Trust maintains four committees: the Executive Committee, the Asset Management and Program Development Committee, the Marketing and Labor Relations Committee, and the Legal and Audit Committee. The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met 5 times during 2000. The Executive Committee also functions as a nominating committee. In such capacity, it will consider nominees recommended by security holders. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Asset Management and Program Development Committee monitors the Trust's investment practices and policies, reviews proposed changes thereto, and considers new investment practices and policies. This Committee is currently composed of Union Trustees Hanley and Stern, and Management Trustees Duvernay, Latimer, Spear and Stanley. Mr. Stanley served as chairman of this Committee, which met twice during 2000.

     The Marketing and Labor Relations Committee oversees the marketing policies and strategies of the Trust. This Committee is currently composed of Union Trustees Chavez-Thompson, Maddaloni and Monroe, and Management Trustees Fleischer, Kardy and Spear. Mr. Fleischer served as chairman of this Committee, which met twice during 2000.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Management Trustees Cullerton, Latimer, Stanley and Wiegert, and Union Trustees Trumka, Hurt and Joyce. Mr. Hurt served as chairman of this Committee, which met twice during 2000.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.

     The Board of Trustees met twice during the Trust's fiscal year ended December 31, 2000, while the four committees of the Board of Trustees met a total of 6 times. Trustees Chavez-Thompson, Cullerton, Duvernay, Hill, Hurt, Kardy, Maddaloni, Monroe, O'Sullivan, Stern, Sullivan and Trumka attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 2000 fiscal year. Trustees Chavez-Thompson, Maddaloni, Stern and Trumka attended less than 50 percent.

               COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 2000, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2000 was $18,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 2000, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $177,265 in salary and cash compensation, $93,001 of deferred compensation and interest on compensation previously deferred received in lieu of participation in the Retirement Plan, and $1,500 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan (the "401(k) Plan"). Pursuant to his employment agreement, Mr. Coyle also received health and welfare and life insurance benefits substantially equivalent to those provided to Trust executive officers.

                       2000 COMPENSATION TABLE

     The following table sets forth the aggregate remuneration, including any deferred, which was paid during 2000 to each executive officer of the Trust and to all executive officers and Trustees of the Trust as a group:*

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Stephen Coyle<F4>
 Chief Executive                                   Cannot be
 Officer               $189,926       $94,501      determined   Not applicable

Michael M. Arnold<F5>
 Executive Vice
 President,
 Marketing, Investor
 and Labor Relations   $126,767       $22,282      $76,040      Not applicable

-----------------------
*The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2001, were not executive officers of the Trust in
2000: Eileen Fitzgerald, Chief Investment Officer - Single Family Finance;
John M. Hanley, Chief Investment Officer - Multifamily Finance; David Keto,
General Counsel; and Erica Khatchadourian, Controller.
<F1> Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters.  Approximately 25% of Mr.
Coyle's time, 38% of Mr. Arnold's time, 42% of Ms. Kanovsky's time, 0% of Mr.
Roark's time and 0% of Mr. Thompson's time was devoted to matters relating to the AFL-CIO Building Investment Trust ("BIT").  Pursaunt to his employment agreement, Mr. Coyle received direct compensation from BIT Corporation (now known as Investment Trust Corporation) in addition to the amount set forth above.
<F2> The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.
<F3> Includes compensation from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.
<F4>  Aggregate Compensation includes $9,016 of deferred compensation in 1999 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or
Retirement Benefits as Part of Trust Fund Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $88,581 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by
Mr. Coyle through December 31, 1999 in lieu of participation in the Retirement
Plan, including interest, is $415,836 and the total amount deferred under the
401(k) Plan through December 31, 1999, including interest and Trust matching, is $38,816.
<F5>  Aggregate Compensation includes $10,000 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf.  Pension or Retirement Benefits as Part of Trust Fund
Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and
$24,803 contributed to the Retirement Plan in 1999.  The total amount deferred by Mr. Arnold as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $437,117.

                                    12

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Helen R. Kanovsky<F6>
 Executive Vice
 President   Finance
 and Administration    $98,531        $19,980      $30,033      Not applicable

Patton H. Roark,
 Jr.<F7>
 Executive Vice
 President
 Investments and
 Portfolio Manager     $142,245       $16,946      $22,555      Not applicable

Harry Thompson
  Former Controller
 (resigned effective
  April, 2000)         $58,054        $6,178       $33,698      Not applicable

Richard Ravitch,
  Chairman             $10,000        0             0           $10,000

Linda Chavez-
 Thompson,
 Union Trustee          0             0             0             0

John J. Flynn
 Union Trustee          0             0             0             0

Francis X. Hanley,
 Union Trustee          0             0             0             0

Edwin D. Hill
 Union Trustee          0             0             0             0

-----------------------
<F6>  Aggregate Compensation includes $10,500 of deferred compensation in 2000 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf.  Pension or Retirement Benefits as Part of Trust
Fund Expenses includes $1,500 of matching funds accrued under the 401(k) Plan and $18,480 contributed to the Retirement Plan in 2000.  The total amount deferred by Ms. Kanovsky as of December 31, 2000 under the 401(k) Plan, including interest and Trust matching, is $8,061.

<F7> Aggregate Compensation includes $4,420 of deferred compensation in 2000 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Roark's behalf.  Pension or Retirement Benefits as Part of Trust Fund
Expenses includes $1,500 of matching funds accrued under the 401(k) Plan and
$15,446 contributed to the Retirement Plan in 2000.  The total amount deferred by Mr. Roark as of December 31, 2000 under the 401(k) Plan, including interest and Trust matching, is $27,789. Mr. Roark served as Portfolio Manager of the
Trust in 2000, and was also appointed Executive Vice President - Investments in January, 2001.
                                  13

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM TRUST
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM TRUST<F1> PART OF TRUST    RETIREMENT   DIRECTORS<F3>
POSITION            ($)            EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
Frank Hurt,
 Union Trustee          0             0             0             0

Martin J. Maddaloni,
 Union Trustee          0             0             0             0

Michael E. Monroe,
 Union Trustee          0             0             0             0

Terence M. O'Sullivan
 Union Trustee          0             0             0             0

Andrew Stern,
 Union Trustee          0             0             0             0

Edward C. Sullivan
 Union Trustee          0             0             0             0

John Sweeney,
 Union Trustee          0             0             0             0

Richard Trumka,
 Union Trustee          0             0             0             0

John Cullerton,
 Management Trustee     0             0             0             0

Terrence R. Duvernay,
 Management Trustee     0             0             0             0

Alfred J. Fleischer,
 Management Trustee    $2,000         0             0            $2,000

Walter Kardy,
 Management Trustee     0             0             0             0

George Latimer,
 Management Trustee    $2,000         0             0            $2,000

Marlyn J. Spear,
 Management Trustee    $1,000         0             0            $1,000

Tony Stanley,
 Management Trustee    $3,000         0             0            $3,000

Patricia F. Wiegert,
 Management Trustee     0             0             0             0

All Directors and
 Officers as a Group*
 (26 persons)          $676,121      $159,887      $162,326      $18,000

*In addition, the Trust has an additional 36 employees who received compensation in excess of $60,000 from the Trust during 2000; these employees are not involved in the management of the Trust's portfolio.

                                  14

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Personnel
(other than the Chief Executive Officer) were provided pursuant to a Personnel
Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO
Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan.
Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel
Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.
Also, effective October 1, 1990, the Trust adopted the 401(k) Plan described below for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers).

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of approximately 12.2% of eligible employees' base salaries during the twelve months ended December 31, 2000. During 2000, the annual base salaries of Mr.
Arnold, Ms. Kanovsky, Mr. Roark and Mr. Thompson were $173,819, $151,473,
$127,320 and $130,645, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf.
Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     An eligible employee can also receive full benefits after reaching age
55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As

                                    15

of the date hereof, Mr. Arnold, Ms. Kanovsky, Mr. Roark, Ms. Fitzgerald, Mr.
Hanley, Mr. Keto, Ms. Khatchadorian and have approximately 17, 4, 8, 1, 9, 1 and 8 credited years of service, respectively, under the Retirement Plan.

                              Years of Service
                              ----------------
     Final
Average Salary<F8>      15<F9>       20<F9>      25<F9>     30<F10>  35<F10>
-------------------     ------       ------      ------     -------  -------
$ 100,000              $ 45,000     $ 60,000     $ 75,000  $ 77,500  $ 40,000
  150,000                67,500       90,000      112,500   116,250   120,000
  170,000                76,500      102,000      127,500   131,750   136,000

-------------------
<F8>   The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.
<F9>   3.00 percent per year up to 25 years.
<F10>  0.5 percent per year over 25 years.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,500 in 2001. In 2001, the Trust will match dollar-for-dollar the first $1,550 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination
                                  16
of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2000 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 2000, the distribution or unconditional vesting of which are not subject to future events.*

                        Amount Paid or         Amount          Employer
 Name of Individual      Distributed ($)     Deferred ($)     Matching ($)
 ------------------     ----------------    --------------    ------------
  Stephen Coyle             $0                $ 9,100          $1,500
  Michael M. Arnold         $0                $10,500          $1,500
  Helen R. Kanovsky         $0                $10,500          $1,500
  Patton H. Roark, Jr.      $0                $ 4,420          $1,500
  Harry W. Thompson         $141,074**        $ 2,925          $1,500
                           -------------      ----------       --------
All executive officers
as a group (6 persons)      $141,074          $37,445          $7,500
                           =============      ==========       ========

            APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST

PROPOSAL III:   TO APPROVE AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO
                CLARIFY THE AUTHORITY OF THE TRUST TO ENGAGE IN ACTIVITIES
                THAT ARE DESIGNED TO GENERATE ELIGIBLE INVESTMENTS.

     Under Section 3.1 of the Declaration of Trust, the Trustees have the power to "do all things proper or desirable in order to carry out, promote, or advance the purpose of the Trust even though such things are not specifically mentioned in [the] Declaration of Trust." The amendment would explicitly authorize the Trust to engage in activities that are designed to generate potential investments in which the Trust is authorized to invest under the Declaration of Trust, including but not limited to activities that also (x) generate fees for the Trust or (y) benefit unions and/or union members, such as facilitating or promoting (i) housing construction utilizing union labor,
(ii) construction of housing for union members or their families or (iii) the availability of mortgage loans for union members.

     The proposed amendment is designed to clarify the Trust's authority to engage in activities and initiatives which may not be directly related to a specific, existing investment opportunity, but which may create additional potential investment opportunities for the Trust. These activities and
-----------------------
* The following individuals, each of whom was appointed an executive officer of the Trust as of January, 2001, were not executive officers of the Trust in 2000: Eileen Fitzgerald, Chief Investment Officer - Single Family Finance; John M. Hanley, Chief Investment Officer - Multifamily Finance; David Keto, General Counsel; and Erica Khatchadourian, Controller.
** Amount represents the rollover of Mr. Thompson's account balance to another
   qualified plan.                  17
initiatives could include the provision by the Trust of expertise and/or services to pension funds, mortgage banking firms or others in exchange for fee income and could include collaboration to create and implement such activities and also benefit unions and/or union members.

     THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" APPROVAL
            OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


PROPOSAL IV:   TO APPROVE AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO
               AUTHORIZE INVESTMENTS IN CERTAIN UNITED STATES TREASURY, FANNIE
               MAE, FREDDIE MAC AND FEDERAL HOME LOAN BANKS OBLIGATIONS.

     Under the Declaration of Trust, the Trust is permitted to invest on a long term basis in federally insured or guaranteed mortgage-backed securities, obligations issued or guaranteed by, or if rated "AA" or "AAA" backed by, Fannie Mae or Freddie Mac, as well as privately collateralized mortgage investments that are credit-enhanced by "A-rated" entities. At the other end of the spectrum, the Trust is authorized to invest on a temporary basis in United States Treasury obligations and federal agency debentures, pending investment of the Trust's assets in mortgages or construction loans.

      The Board of Trustees has approved, subject to approval by the Participants at the Meeting, an amendment to the Declaration of Trust which will permit the Trust to invest in certain United States Treasury, Fannie Mae, Freddie Mac and Federal Home Loans Banks obligations on a longer term basis. Specifically, the amendment would allow the Trust to invest up to ten percent (10%) of its assets in (i) United States Treasury obligations, (ii) obligations issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and (iii) obligations backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks, as long as such obligations are rated in one of the two highest rating categories; provided, however, in each case that the investment must have a scheduled maturity of ten (10) years or less.

     This change is designed to provide the Trust with additional tools to manage portfolio risks without increasing credit risk. The addition of longer-term treasuries and the other obligations described above will also increase the investment opportunities available to the Trust and permit portfolio diversification without compromising credit risk. Finally, this change would also permit potential investors to consider the Trust for broader fixed-income allocations. Any resulting increase in the growth of the Trust's assets would increase the Trust's capacity to invest in union-built housing and economic development and loans for union members, while continuing to provide investors with competitive risk-adjusted total returns.

    THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"  APPROVAL
           OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.

                          DESIGNATION OF AUDITORS

PROPOSAL V:   TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT
              PUBLIC ACCOUNTANTS

     The Participants will be requested to ratify the Board of Trustees' selection of Arthur Andersen LLP as the independent public accountants for the Trust for the current fiscal year. Representatives of Arthur Andersen LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE TRUST'S
              INDEPENDENT PUBLIC ACCOUNTANT FOR FISCAL 2001.


                PROPOSALS FOR 2002 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2002 annual meeting of Participants (expected to be held in April 2002) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2001.

                             OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer, the Executive Vice President - Marketing, Investor and Labor Relations, the Executive Vice President - Finance and Administration, the Executive Vice
President   Investments and the Portfolio Manager of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees.
Because the Chief Executive Officer, the Executive Vice President   Marketing,
Investor and Labor Relations, the Executive Vice President   Finance and
Administration, the Executive Vice President   Investments and the Portfolio
Manager are officers of the Trust and are not engaged in the business of providing securities investment advice to others, they are not registered as investment advisers under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer, the
Executive Vice President   Marketing, Investor and Labor Relations, the
Executive Vice President   Finance and Administration, the Executive Vice
President   Investments and the Portfolio Manager.

     At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

                                   By Order of the Board of Trustees


                                   STEPHEN COYLE, Chief Executive Officer


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